UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Annual Report

December 31, 2007

Morgan Stanley
Emerging Markets Fund, Inc.

Morgan Stanley
Investment Management Inc.
Investment Adviser

Morgan Stanley Emerging Markets Fund, Inc.

Letter to Stockholders	Overview (unaudited)

Performance

For the year ended December 31, 2007, the Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) had total returns, based on net asset value and market value per share (including reinvestment of distributions), of 43.79%, net of fees and 32.83%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the “Index”) which returned 39.39%. On December 31, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $24.75, representing an 12.4% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  Emerging markets equities posted their fifth consecutive calendar year of double-digit returns in 2007. The Index returned 39.4% for the year, following returns of 32.2% in 2006, 34% in 2005, 25.6% in 2004 and 55.8% in 2003. Moreover, the emerging markets continued their outperformance over the developed markets for the seventh consecutive year. In 2007, the emerging markets beat the S&P 500® Index by 33 percentage points and developed international markets (as measured by the MSCI Europe, Australia and Far East Index) by 28 percentage points.

•                  The strong year of performance occurred despite an increase in global risk aversion and two sharp sell-offs in February and August. Throughout the year, growing concern over a U.S. credit crisis and increased risk aversion continued to cause volatility in the markets. Argentina, down 4.0%, was the only country in the Index to post a negative return for the year. Latin America, up 50.4%, was the best performing region as Peru (+94.4%), Brazil (+79.5%), Chile (+23.1%), Colombia (+15.0%) and Mexico (+12.2%) all posted double-digit returns. Asia was up 41.1%, led by India (+73.1%), China (+66.2%) and Indonesia (+54.2%). All markets were also positive in the Emerging Europe, Middle East and Africa region, up 28.5%. The top performer in the region was Turkey (+74.1%), followed by Egypt (+58.4%), the Czech Republic (+55.3%), Morocco (+47.7%) and Israel (+39.2).

•                  Overall, country allocation and stock selection contributed favorably to performance. Stock selection in China and Russia were the strongest contributors to performance. Other significant contributors included stock selection in South Africa, Morocco and Korea. An underweight allocation to Taiwan and an overweight allocation to China and Turkey also helped performance.

•                  Conversely, an overweight allocation to Mexico and stock selection in the country hurt performance. Stock selection in Brazil, Egypt and the Czech Republic also detracted from performance.

Management Strategies

•                  During the year, we shifted from an overweight to an underweight allocation to the Latin America region, owing to reduced positions in Mexico and Brazil. In Mexico, we sold our entire position in the media sector given changes in the regulatory environment. The government introduced several laws that will likely hurt the competitiveness and earnings growth potential of media companies. While we remain positive on the long-term outlook for Brazil as its equity market has been a strong performer, it faces some short-term risks. In our view, the chief risk could come from an inflation outlook that could potentially halt interest rate reductions.

•                  We reduced the Fund’s underweight in the Asia region by adding to Korea and China. We maintain our conviction that the robust economic growth, productivity gains, improving corporate governance and positive company earnings revisions in China support allocation to the country in a long-term portfolio. In Korea, we expect economic growth to reaccelerate going into 2008. Exports and investments remain the pillars of strength there, while we also believe momentum in local domestic consumption is likely to materialize.

•                  The Fund’s overweight allocations are in India, China, Poland, Turkey and Russia, and we remain underweight in Taiwan, South Korea, Israel and Malaysia.

2

Morgan Stanley Emerging Markets Fund, Inc.

Letter to Stockholders (cont’d)	Overview (unaudited)

Management Strategies (cont’d)

•                  Even with the credit difficulties and consumer slowdown in the U.S., we remain positive on the long-term economic outlook for emerging markets, as their base of growth is becoming more solidly supported by local consumer expansion and increased investment and government infrastructure spending.

•                  Overall, earnings growth is weakening globally, but in our view remains relatively strong in many emerging markets. That said, inflation is beginning to climb in certain emerging market economies, as energy costs, higher food prices and rising domestic demand place upward pressure on overall inflation. In this environment, we believe the key to maintaining outperformance is to make strong country allocation decisions and to select companies with long-term growth potential that tend to do best in the latter stages of a bull market. Broadly speaking, we believe emerging markets should continue to advance, but more volatility is likely. Risks to emerging market equities include a resurgence of sustained inflation—particularly in China—a recession in the U.S., a sharp fall in commodities prices or a major rise in risk aversion.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

January 2008

3

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments	December 31, 2007

		Value
	Shares	(000)
COMMON STOCKS (98.0%)
(Unless Otherwise Noted)
Argentina (0.8%)
Energy Equipment & Services
Tenaris S.A. ADR	93,034	$4,161
Austria (0.7%)
Commercial Banks
Raiffeisen International Bank Holding AG	23,905	3,602
Brazil (12.3%)
Commercial Banks
Banco do Brasil S.A.	138,017	2,327
Banco Itau Holding Financeira S.A. (Preference)	170,282	4,411
Banco Itau Holding Financeira S.A. ADR	12,222	316
Banco Nacional S.A. (Preference)	(a)(b)(c)61 ,598,720	—
Investimentos Itau S.A. (Preference)	246,686	1,610
Unibanco - Uniao de Bancos Brasileiros S.A.	102,862	1,435
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	35,124	4,905
		15,004
Household Durables
Cyrela Brazil Realty S.A.	186,827	2,499
Independent Power Producers & Energy Traders
CIA Energetica De Sao Paulo, ‘B’ (Preference)	(a)48,468	1,167
Media
NET Servicos de Comunicacao S.A. (Preference)	(a)148,689	1,782
Metals & Mining
Cia Siderurgica Nacional S.A.	39,400	3,530
CVRD ADR	552,188	15,450
CVRD, ‘A’ (Preference)	17,252	484
Gerdau S.A. ADR	20,400	592
Gerdau S.A. (Preference)	63,796	1,849
Usinas Siderurgicas de Minas Gerais S.A., ‘A’ (Preference)	1	@—
		21,905
Oil, Gas & Consumable Fuels
Petrobras S.A. (Preference)	120,816	5,838
Petrobras S.A. ADR	23,518	2,710
Petrobras S.A. ADR (Preference)	74,313	$7,150
		15,698
Road & Rail
All America Latina Logistica S.A.	202,288	2,591
		60,646
China/Hong Kong (18.1%)
Automobiles
Dongfeng Motor Group Co., Ltd., ‘H’	4,278,000	2,986
Commercial Banks
Bank of China Ltd., ‘H’	8,430,000	4,016
China Construction Bank Corp., ‘H’	9,726,000	8,158
Industrial & Commercial Bank of China, ‘H’	8,348,000	5,934
		18,108
Construction & Engineering
China Communications Construction Co., Ltd., ‘H’	1,567,000	4,041
Electrical Equipment
BYD Electronic International Co., Ltd.	(a)1,018,500	1,972
Harbin Power Equipment, ‘H’	1,514,000	4,807
		6,779
Independent Power Producers & Energy Traders
China Resources Power Holdings Co.	1,097,000	3,724
Datang International Power Generation Co., Ltd., ‘H’	1,390,000	1,216
		4,940
Industrial Conglomerates
Shanghai Industrial Holdings Ltd.	683,000	2,945
Insurance
Ping An Insurance Group Co. of China Ltd., ‘H’	322,000	3,416
Marine
China COSCO Holdings Co., Ltd., ‘H’	1,908,500	5,207
Metals & Mining
Maanshan Iron & Steel, ‘H’	3,486,000	2,270
Oil, Gas & Consumable Fuels
China Coal Energy Co.	2,534,000	7,785

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

		Value
	Shares	(000)
China/Hong Kong (cont’d)
Oil, Gas & Consumable Fuels (cont’d)
China Petroleum & Chemical Corp., ‘H’	5,208,000	$7,746
		15,531
Real Estate
China Overseas Land & Investment Ltd.	238,000
Sino-Ocean Land Holdings Ltd.	(a)72,000	488 88
		576
Specialty Retail
Belle International Holdings Ltd.	185,000	278
GOME Electrical Appliances Holdings Ltd.	2,095,000	5,299
		5,577
Transportation Infrastructure
COSCO Pacific Ltd.	766,000	2,024
Wireless Telecommunication Services
China Mobile Ltd.	843,500	14,617
		89,017
Czech Republic (1.3%)
Commercial Banks
Komercni Banka AS	8,200	1,971
Media
Central European Media Enterprises Ltd.	(a)36,900	4,280
		6,251
Egypt (0.7%) Electrical Equipment
El Sewedy Cables Holding Co.	(a)151,676	3,259
India (10.4%)
Automobiles
Maruti Suzuki India Ltd.	71,200	1,785
Commercial Banks
Axis Bank Ltd.	150,200	3,692
HDFC Bank Ltd.	103,800	4,527
HDFC Bank Ltd. ADR	15,400	2,009
		10,228
Construction Materials
India Cements Ltd.	174,156	1,366
Electrical Equipment
ABB Ltd.	82,805	3,168
Bharat Heavy Electricals Ltd.	66,400	4,336
GVK Power & Infrastructure Ltd.	(a)79,600	$1,612
		9,116
Energy Equipment & Services
Aban Offshore Ltd.	18,600	2,333
Information Technology Services
HCL Technologies Ltd.	152,600	1,272
Infosys Technologies Ltd.	58,916	2,631
		3,903
Machinery
Praj Industries Ltd.	168,000	1,022
Media
Deccan Chronicle Holdings Ltd.	343,100	1,890
Television Eighteen India Ltd.	(c)52,000	730
Zee Entertainment Enterprises Ltd.	220,400	1,825
		4,445
Metals & Mining
Steel Authority of India Ltd.	220,200	1,580
Oil, Gas & Consumable Fuels
Reliance Industries Ltd.	87,400	6,386
Pharmaceuticals
Glenmark Pharmaceuticals Ltd.	169,800	2,563
Thrifts & Mortgage Finance
Housing Development Finance Corp.	29,800	2,156
Wireless Telecommunication Services
Bharti Airtel Ltd.	(a)83,700	2,104
Reliance Communications Ltd.	112,000	2,113
		4,217
		51,100
Indonesia (3.6%)
Automobiles
Astra International Tbk PT	905,600	2,607
Commercial Banks
Bank Central Asia Tbk PT	2,192,500	1,687
Bank Mandiri Persero Tbk PT	1,687,500	622
Bank Rakyat Indonesia PT	2,002,000	1,562
		3,871
Diversified Telecommunication Services
Telekomunikasi Indonesia Tbk PT	2,443,000	2,642

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

		Value
	Shares	(000)
Indonesia (cont’d)
Metals & Mining
International Nickel Indonesia Tbk PT	214,000	$2,177
Oil, Gas & Consumable Fuels
Bumi Resources Tbk PT	7,616,000	4,806
Tambang Batubara Bukit Asam Tbk PT	1,121,500	1,418
		6,224
		17,521
Israel (0.0%)
Aerospace & Defense
Elbit Systems Ltd.	1	—
Luxembourg (0.6%)
Wireless Telecommunication Services
Millicom International Cellular S.A.	(a)22,889	2,700
Malaysia (0.6%)
Food Products
Hap Seng Plantations Holdings Bhd	(a)103,000	99
IOI Corp. Bhd	1,165,150	2,707
		2,806
Mexico (4.9%)
Commercial Banks
Grupo Financiero Banorte SAB de CV, ‘O’	796,700	3,292
Construction & Engineering
Empresas ICA SAB de CV	(a)195,600	1,290
Food & Staples Retailing
Wal-Mart de Mexico SAB de CV, ‘V’	202,123	705
Wal-Mart de Mexico SAB de CV ADR	98,507	3,434
		4,139
Household Durables
Corp. GEO SAB de CV	(a)385,911	1,110
Urbi Desarrollos Urbanos S.A. de CV	(a)390,500	1,349
		2,459
Metals & Mining
Grupo Mexico SAB de CV, ‘B’	194,600	1,223
Wireless Telecommunication Services
America Movil SAB de CV, ‘L’ ADR	187,687	11,522
		23,925
Oman (0.9%)
Commercial Banks
Bank Muscat SAOG GDR (Registered)	85,117	$1,894
Bank Muscat SAOG	518,912	2,588
		4,482
Philippines (0.7%)
Diversified Financial Services
Ayala Corp.	82,690	1,118
Independent Power Producers & Energy Traders
PNOC Energy Development Corp.	7,954,500	1,253
Wireless Telecommunication Services
Philippines Long Distance Telephone Co.	14,770	1,131
		3,502
Poland (3.6%)
Commercial Banks
Bank Handlowy w Warszawie S.A.	35,397	1,427
Bank Millennium S.A.	600,827	2,813
Bank Pekao S.A.	45,481	4,157
Bank Zachodni WBK S.A.	23,237	2,351
Getin Holding S.A.	(a)72,874	430
		11,178
Construction & Engineering
Budimex S.A.	(a)20,509	763
PBG S.A.	(a)5,077	628
Polimex Mostostal S.A.	258,325	890
		2,281
Media
TVN S.A.	332,316	3,366
Oil, Gas & Consumable Fuels
Polski Koncern Naftowy Orlen	(a)40,600	849
		17,674
Qatar (0.5%)
Commercial Banks
Commercial Bank of Qatar	51,315	2,608
Russia (12.5%)
Commercial Banks
Sberbank	1,792,489	7,435
Sberbank GDR	(a)4,879	2,669
		10,104
Energy Equipment & Services
TMK OAO GDR	(d)54,231	2,436

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

		Value
	Shares	(000)
Russia (cont’d)
Energy Equipment & Services (cont’d)
TMK OAO GDR (Registered)	19,216	$863
		3,299
Food Products
Wimm-Bill-Dann Foods OJSC ADR	22,715	2,977
Media
CTC Media, Inc.	(a)134,576	4,064
Metals & Mining
Evraz Group S.A. GDR	41,220	3,193
Mechel OAO ADR	36,726	3,567
Severstal GDR	117,548	2,672
		9,432
Oil, Gas & Consumable Fuels
OAO Gazprom ADR	338,074	19,038
Oil & Gas Exploration & Production
Eurasia Drilling Co., Ltd. GDR	(a)(d)91,200	2,485
Paper & Forest Products
Alliance Cellulose Ltd., ‘B’	(b)(c)156,075	—
Wireless Telecommunication Services
Mobile Telesystems OJSC ADR	46,249	4,707
Vimpel-Communications ADR	130,668	5,436
		10,143
		61,542
South Africa (5.3%)
Commercial Banks
Standard Bank Group Ltd.	10,500	154
Construction & Engineering
Group Five Ltd.	257,700	2,072
Raubex Group Ltd.	289,393	2,011
		4,083
Electronic Equipment & Instruments
Allied Electronics Corp., Ltd. (Preference)	(a)204,725	1,288
Industrial Conglomerates
Barloworld Ltd.	67,491	1,062
Murray & Roberts Holdings Ltd.	218,564	3,257
		4,319
Manufacturing
Freeworld Coatings Ltd.	(a)88,491	137
Metals & Mining
Exxaro Resources Ltd.	185,600	2,799
Mittal Steel South Africa Ltd.	189,396	$3,780
		6,579
Wireless Telecommunication Services
MTN Group Ltd.	519,300	9,726
		26,286
South Korea (11.7%)
Airlines
Korean Air Lines Co., Ltd.	(a)22,403	1,811
Automobiles
Hyundai Motor Co.	(a)38,418	2,928
Beverages
Hite Brewery Co., Ltd.	(a)10,725	1,628
Chemicals
LG Chem Ltd.	(a)22,710	2,165
SSCP Co., Ltd.	(a)38,958	1,308
		3,473
Commercial Banks
Shinhan Financial Group Co., Ltd.	(a)57,661	3,308
Construction & Engineering
GS Engineering &
Construction Corp.	(a)14,786	2,424
Electronic Equipment & Instruments
LG.Philips LCD Co., Ltd.	(a)78,704	4,164
Household Durables
LG Electronics, Inc.	(a)28,371	2,988
Woongjin Coway Co., Ltd.	(a)80,407	2,591
		5,579
Industrial Conglomerates
Orion Corp.	(a)3,307	877
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	10,415	2,808
Internet Software & Services
NHN Corp.	(a)14,960	3,547
Machinery
Doosan Infracore Co., Ltd.	(a)40,777	1,282
Hyundai Heavy Industries	(a)9,474	4,409
Hyundai Mipo Dockyard	(a)9,032	2,731
		8,422
Marine
STX Pan Ocean Co., Ltd.	(a)1,187,000	2,964
Media
Cheil Communications, Inc.	(a)5,736	1,725

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

		Value
	Shares	(000)
South Korea (cont’d)
Metals & Mining
POSCO	3,880	$2,348
Oil, Gas & Consumable Fuels
SK Energy Co., Ltd.	(a)7,372	1,418
Personal Products
Amorepacific Corp.	(a)1,542	1,162
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	5,906	3,471
Samsung Electronics Co., Ltd. (Preference)	5,515	2,501
		5,972
Textiles, Apparel & Luxury Goods
Cheil Industries, Inc.	(a)21,563	1,189
		57,747
Taiwan (5.1%)
Chemicals
Formosa Plastics Corp.	1,360,000	3,798
Computers & Peripherals
Asustek Computer, Inc.	722,059	2,153
Foxconn Technology Co., Ltd.	255,850	2,064
InnoLux Display Corp.	251,000	842
Innolux Display Corp. GDR	(a)82,076	558
		5,617
Construction Materials
Taiwan Cement Corp.	1,611,000	2,213
Electronic Equipment & Instruments
AU Optronics Corp.	3,819,997	7,380
Tripod Technology Corp.	95,334	342
TXC Corp.	198,589	347
		8,069
Marine
Yang Ming Marine Transport Corp.	2,551,766	1,958
Semiconductors & Semiconductor Equipment
Epistar Corp.	437,000	1,861
MediaTek, Inc.	26,615	342
Siliconware Precision Industries Co.	674,000	1,200
		3,403
		25,058
Turkey (3.7%)
Commercial Banks
Turkiye Garanti Bankasi A.S.	461,551	4,118
Turkiye Halk Bankasi A.S.	(a)190,308	$1,974
Turkiye Is Bankasi, ‘C’	122,800	767
Yapi ve Kredi Bankasi A.S.	(a)919,706	3,226
		10,085
Construction Materials
Akcansa Cimento A.S.	146,814	888
Diversified Financial Services
Tekfen Holding A.S.	(a)114,000	627
Industrial Conglomerates
KOC Holding A.S.	(a)215,834	1,165
Insurance
Aksigorta A.S.	241,892	1,420
Wireless Telecommunication Services
Turkcell Iletisim Hizmet A.S.	339,196	3,716
Turkcell Iletisim Hizmetleri A.S. ADR	8,000	221
		3,937
		18,122
TOTAL COMMON STOCKS
(Cost $332,816)		482,009
INVESTMENT COMPANY (1.2%)
India (1.2%)
Morgan Stanley Growth Fund
(Cost $666)	(a)(e)3,588,793	5,892

	Face
	Amount	Value
	(000)	(000)
DEBT INSTRUMENTS (0.0%)
India (0.0%)
Metals & Mining
Shri Ishar Alloy Steels Ltd.
Zero Coupon, (expired
maturity)
(Cost $408)	INR(b)(c)581	—
	Shares
SHORT-TERM INVESTMENT (28.2%)
United States (28.2%)
Investment Company
Morgan Stanley Institutional
Liquidity Money Market
Portfolio — Institutional
Class (Cost $138,399)	(e)138,398,770	138,399
TOTAL INVESTMENTS (127.4%)
(Cost $472,289)		(f) 626,300
LIABILITIES IN EXCESS OF OTHER ASSETS
(-27.4%)		(134,636)
NET ASSETS (100%)		$ 491,664

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2007

(a)	Non-income producing security.
(b)	Security has been deemed illiquid at December 31, 2007.
(c)	Security was valued at fair value — At December 31, 2007, the Fund held $730,000 of fair-valued securities, representing 0.1% of net assets.
(d)	144A securities — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(e)	See Note G within the Notes to Financial Statements regarding investments in Morgan Stanley Growth Fund and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(f)

The approximate market value and percentage of the investments, $398,730,000 and 63.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
INR	Indian Rupee

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
BRL	707	$398	1/2/08	USD	396	$396	$(2)
BRL	44	25	1/3/08	USD	25	25	@—
HKD	8,666	1,111	1/2/08	USD	1,111	1,111	@—
HKD	83	11	1/3/08	USD	11	11	@—
IDR	6,078,285	647	1/2/08	USD	645	645	(2)
IDR	3,924,504	418	1/2/08	USD	417	417	(1)
IDR	13,538,926	1,441	1/2/08	USD	1,437	1,437	(4)
IDR	1,679,297	179	1/2/08	USD	178	178	(1)
IDR	4,432,574	472	1/2/08	USD	470	470	(2)
IDR	4,651,546	495	1/2/08	USD	493	493	(2)
IDR	7,607,655	810	1/2/08	USD	807	807	(3)
IDR	7,163,187	763	1/2/08	USD	760	760	(3)
MXN	143	13	1/3/08	USD	13	13	@—
PLN	432	176	1/2/08	USD	175	175	(1)
PLN	116	47	1/3/08	USD	47	47	@—
TRY	131	112	1/2/08	USD	112	112	@—
USD	11	11	1/2/08	MXN	125	11	@—
USD	47	47	1/3/08	TRY	55	47	@—
USD	41	41	1/3/08	ZAR	290	42	1
USD	36	36	1/8/08	ZAR	248	36	@—
ZAR	2,902	425	1/2/08	USD	413	413	(12)
ZAR	842	124	1/3/08	USD	121	121	(3)

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
ZAR	1,346	$197	1/4/08	USD	196	$196	$(1)
ZAR	1,083	158	1/7/08	USD	158	158	@—
	$8,157					$8,121	$(36)

BRL — Brazilian Real

HKD— Hong Kong Dollar

IDR — Indonesia Rubiah

MXN— Mexican Peso

PLN — Polish Zloty

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $333,224)	$482,009
Investments in Securities of Affiliated Issuers, at Value (Cost $139,065)	144,291
Total Investments in Securities, at Value (Cost $472,289)	626,300
Receivable for Investments Sold	13,497
Cash	2,342
Dividends Receivable	569
Tax Reclaims Receivable	445
Interest Receivable	151
Receivable from Affiliate	3
Unrealized Appreciation on Foreign Currency Exchange Contracts	1
Other Assets	9
Total Assets	643,317
Liabilities:
Payable For:
Dividends Declared	146,009
Investments Purchased	3,137
Country Tax Expense	900
Investment Advisory Fees	638
Foreign Currency Overdraft, at Value (Cost $451)	555
Custodian Fees	269
Administration Fees	14
Directors’ Fees and Expenses	11
Unrealized Depreciation on Foreign Currency Exchange Contracts	37
Other Liabilities	83
Total Liabilities	151,653
Net Assets
Applicable to 17,411,049 Issued and Outstanding $0.01
Par Value Shares (100,000,000 Shares Authorized)	$491,664
Net Asset Value Per Share	$28.24
Net Assets Consist of:
Common Stock	$174
Paid-in Capital	269,500
Undistributed (Distributions in Excess of) Net Investment Income	(4,477)
Accumulated Net Realized Gain (Loss)	71,847
Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Exchange
Contracts and Translations (Net of $931 Deferred Capital Gain Country Tax)	154,620
Net Assets	$491,664

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income
Dividends from Securities of Unaffiliated Issuers (Net of $539 of Foreign Taxes Withheld)	$8,731
Dividends from Security of Affiliated Issuer	346
Interest from Securities of Unaffiliated Issuers	83
Total Investment Income	9,160
Expenses
Investment Advisory Fees (Note B)	7,042
Custodian Fees (Note D)	746
Administration Fees (Note C)	450
Professional Fees	151
Stockholder Reporting Expenses	30
Stockholder Servicing Agent Fees	14
Directors’ Fees and Expenses	14
Other Expenses	57
Total Expenses	8,504
Waiver of Administration Fees (Note C)	(289)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(7)
Expense Offset (Note D)	(5)
Net Expenses	8,203
Net Investment Income (Loss)	957
Net Realized Gain (Loss) on:
Investments from Unaffiliated Issuers (Net of Country Taxes of $188)	218,396
Investments from Affiliated Issuers	282
Foreign Currency Transactions	(1,820)
Net Realized Gain (Loss)	216,858
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of $787)	(29,100)
Foreign Currency Translations	617
Change in Unrealized Appreciation (Depreciation)	(28,483)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	188,375
Net Increase (Decrease) in Net Assets Resulting from Operations	$189,332

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$957	$2,062
Net Realized Gain (Loss)	216,858	118,716
Change in Unrealized Appreciation (Depreciation)	(28,483)	38,921
Net Increase (Decrease) in Net Assets Resulting from Operations	189,332	159,699
Distributions from and/or in Excess of:
Net Investment Income	(251)	(4,253)
Net Realized Gains	(188,646)	(93,330)
Total Distributions	(188,897)	(97,583)
Capital Share Transactions:
Repurchase of Shares (422,076 and 39,315 shares, respectively)	(12,691)	(930)
Total Increase (Decrease)	(12,256)	61,186
Net Assets:
Beginning of Period	503,920	442,734
End of Period (Including Undistributed (Distributions in Excess of) Net Investment
Income of $(4,477) and $(3,556), respectively)	$491,664	$503,920

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Year Ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$28.26		$24.77	$19.48	$15.67	$10.08
Net Investment Income (Loss)†	0.05		0.12	0.22	0.19	0.14
Net Realized and Unrealized Gain (Loss) on Investments	10.63		8.83	6.46	3.70	5.58
Total from Investment Operations	10.68		8.95	6.68	3.89	5.72
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.24)	(0.37)	(0.09)	(0.17)
Net Realized Gain	(10.78)		(5.23)	(1.03)	—	—
Total Distributions	(10.79)		(5.47)	(1.40)	(0.09)	(0.17)
Anti-Dilutive Effect of Share Repurchase Program	0.09		0.01	0.01	0.01	0.04
Net Asset Value, End of Period	$28.24		$28.26	$24.77	$19.48	$15.67
Per Share Market Value, End of Period	$24.75		$26.83	$21.92	$17.57	$14.71
TOTAL INVESTMENT RETURN:
Market Value	32.83%		49.55%	31 .97%	20.11%	78.24%
Net Asset Value (1)	43.79%		39.50%	34.44%	25.07%	57.02%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$491,664		$503,920	$442,734	$348,934	$282,096
Ratio of Expenses to Average Net Assets(2)	1.46	%+	1.50%	1.50%	1.53%	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.17	%+	0.41%	1.02%	1.15%	1.17%
Portfolio Turnover Rate	102	%+	72%	54%	57%	83%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.51	%+	1.55%	1.55%	1.54%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12	%+	0.36%	0.97%	1.14%	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
+

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Port- folio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements	December 31, 2007

The Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) was incorporated on August 27, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities.

A.      Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

At December 31, 2007, the Fund did not have any outstanding repurchase agreements.

3.                  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold

14

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A substantial portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.             Foreign Real Estate Companies: The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

5.             Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6.             New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157,

15

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

7.                  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund’s average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the “Sub- Adviser”), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser, subject to the control and supervision of the Fund, its Officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Fund, makes certain day-to-day investment decisions and places certain purchase and sale orders. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Effective July 1, 2007 the Administration Agreement has been amended to 0.08% of the Fund’s average weekly net assets. Prior to July 1, 2007, under the Administration Agreement, the administration fee was 0.08% of the Fund’s average daily net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2007, approximately $289,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.      Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.      Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Fund’s financial statements.

16

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2006 were as follows:

2007 Distributions		2006 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$26,129	$162,768	$4,253	$93,330

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign capital gain tax and basis adjustments on certain equity securities designated as issued by passive foreign invement companies, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(1,627)	$1,627	$ —

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)
$14,574	$60,020

At December 31, 2007, the U.S. Federal income tax cost basis of investments was $479,517,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $146,783,000 of which $157,356,000 related to appreciated securities and $10,573,000 related to depreciated securities.

F.      Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.      Security Transactions and Transactions with Affiliates: The Fund invests in Morgan Stanley Growth Fund, a closed- end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund was acquired at a cost of $665,833. During the year ended December 31, 2007, the Fund had sold 303,607 shares of the investment for a realized gain of $282,320.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market				Market
Value				Value
December	Purchases	Sales	Dividend	December
31, 2006	at Cost	Proceeds	Income	31, 2007
(000)	(000)	(000)	(000)	(000)
$3,786	$—	$346	$—	$5,892

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open- end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were approximately $7,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$—	$283,524	$145,125	$346	$138,399

During the year ended December 31, 2007, the Fund made purchases and sales totaling approximately $566,420,000 and $770,079,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended December 31, 2007, the Fund incurred approximately $8,000 of brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliate of the Adviser.

17

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

Additionally, during the year ended December 31, 2007, the Fund paid approximately $9,000 in brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

H.      Other: On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the year ended December 31, 2007, the Fund repurchased 422,076 of its shares at an average discount of 11.50% from net asset value per share. Since the inception of the program, the Fund has repurchased 5,413,301 of its shares at an average discount of 17.97% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On July 1, 2007, the Stockholder Servicing Agent changed from American Stock Transfer & Trust Company to Computershare Trust Company, N.A. Requests for information or any correspondence concerning the Dividend Reinvestment and Cash Purchase Plan after July 1, 2007 should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010,
1 (800) 231-2608.

On December 14, 2007, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.0144 per share, derived from net investment income, and $8.3716 per share, derived from capital gains, payable on January 7, 2008, to stockholders of record on December 21, 2007.

I.       Supplemental Proxy Information (unaudited): On June 19, 2007, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Frank L. Bowman	13,047,461	886,213
James F. Higgins	13,049,743	883,931
Manuel H. Johnson	13,049,782	883,892

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2007.

The Fund designated and paid $162,768,000 as long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended December 31, 2007.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $7,955,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of $680,000, and has derived net income from sources within foreign countries amounting to $9,270,000.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

18

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.mor- ganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Mor- gan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materi- als, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/ msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s web site at www.sec.gov.

19

Morgan Stanley Emerging Markets Fund, Inc.
Report of Independent Registered Public
Accounting Firm	December 31, 2007

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2008

20

Morgan Stanley Emerging Markets Fund, Inc.

Director and Officer Information (unaudited)	December 31, 2007

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006- September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

21

Morgan Stanley Emerging Markets Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

22

Morgan Stanley Emerging Markets Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                 This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**          The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

23

Morgan Stanley Emerging Markets Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer— Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer— Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

24

Morgan Stanley Emerging Markets Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Executive Officers (cont’d):

Name, Age and Address of Executive Officer	Position(s)Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*      This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on August 8, 2007.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

25

Morgan Stanley Emerging Markets Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

26

Morgan Stanley Emerging Markets Fund, Inc.

Morgan Stanley Institutional Closed-End Funds An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

27

Morgan Stanley Emerging Markets Fund, Inc.

Morgan Stanley Institutional Closed-End Funds An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

28

Morgan Stanley Emerging Markets Fund, Inc.

Directors
Michael E. Nugent	J. David Germany
Vice President
Frank L. Bowman
Dennis F. Shea
Michael Bozic	Vice President

Kathleen A. Dennis	Amy R. Doberman
Vice President
James F. Higgins
Stefanie V. Chang Yu
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief
Michael F. Klein	Financial Officer

W. Allen Reed	Carsten Otto
Chief Compliance Officer
Fergus Reid
Mary E. Mullin
Officers	Secretary
Michael E. Nugent
Chairman of the Board and
Director

Ronald E. Robison
President and Principal
Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
Computershare Trust Company
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2008 Morgan Stanley

CEMSYANN IU08-00740I-Y12/07

Item 2.    Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.    Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.    Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

	Registrant			Covered Entities(1)
Audit Fees		$104,500		N/A

Non-Audit Fees
Audit-Related Fees	$			$731,800	(2)
Tax Fees		$3,600	(3)	$104,020	(4)
All Other Fees	$			$166,270	(5)
Total Non-Audit Fees		$3,600		$1,002,090

Total		$108,100		$1,002,090

2006

	Registrant			Covered Entities(1)
Audit Fees		$101,500		N/A

Non-Audit Fees
Audit-Related Fees	$			$756,000	(2)
Tax Fees		$3,500	(3)	$79,422	(6)
All Other Fees	$			$531,708	(7)
Total Non-Audit Fees		$3,500		$1,367,130

Total		$105,000		$1,367,130

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities and consulting services for the Van Kampen Funds.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards.

(6)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities.

(7)	All Other Fees represent attestation services provided in

connection with performance presentation standards and a compliance review project performed.

(e)(1)	The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit

(1)

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the

Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                 Not applicable.

(g)              See table above.

(h)     The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.    Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.    Schedule of Investments

Refer to Item 1.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

POLICY APPROVED MARCH 15, 2007

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A.            Routine Matters.  We generally support routine management proposals. The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports.

•                  General updating/corrective amendments to the charter.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.               Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.               We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.              Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.               We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.              We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.               We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.                 We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.               Board independence:  We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.               Board diversity:  We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.               Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.               Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.               Cumulative voting:  We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.               Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.               Director retirement age:  Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.               Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.                                    Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.                                    Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.               We generally support the following:

•                  Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•                  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•                  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•                  Proposals to authorize share repurchase plans.

•                  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Proposals to effect stock splits.

•                  Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Proposals for higher dividend payouts.

2.               We generally oppose the following (notwithstanding management support):

•                  Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•                  Proposals to create “blank check” preferred stock.

•                  Proposals relating to changes in capitalization by 100% or more.

E.                                      Takeover Defenses and Shareholder Rights

1.               Shareholder rights plans:  We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.               Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.               Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.               Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F.                                      Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G.                                    Executive and Director Remuneration.

1.               We generally support the following proposals:

•                  Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.               Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.               Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.               Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.               We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.               Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.                                    Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.                                         Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.                                 ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.                                    Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.                                    Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.                                    Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.               The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.               The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.               Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.               If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.               If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.               If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.                                    Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.               Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.               Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley Emerging Markets Fund, Inc.

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Emerging Markets Equity team.  The team consists of portfolio managers and analysts.  The members of the team jointly and primarily responsible for the day-to-day operation of the Fund are Ruchir Sharma, a Managing Director of the Sub-Adviser, and Paul C. Psaila, an Executive Director of the Sub-Adviser. Mr. Sharma has been associated with the Sub-Adviser in an investment management capacity since October 1996 and joined the team managing the Fund in February 2002.  Mr. Psaila has been associated with the Sub-Adviser in an investment management capacity since February 1994 and joined the team managing the Fund in February 1994.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2007.

Mr. Sharma managed 11 registered investment companies with a total of approximately $15.7 billion in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $7.5 billion in assets; and 14 other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $8.7 billion in assets.  Of these other accounts, three accounts with a total of approximately $1.1 billion in assets, had performance based fees.

Mr. Psaila managed five registered investment companies with a total of approximately $8.7 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $707.7 million in assets; and 13 other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $1.2 billion in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus;

• Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

• Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser and/or Sub-Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of  December 31, 2007, the portfolio managers did not own any shares of the Fund.

Item 9.             Closed-End Fund Repurchases

Morgan Stanley Emerging Markets Fund, Inc.*

			TOTAL NUMBER OF
			SHARES PURCHASED	MAXIMUM NUMBER
			AS	OF SHARES THAT MAY
			PART OF PUBLICLY	YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
July	55,312	$29.15	55,312	Unlimited
August	146,993	$26.73	146,993	Unlimited
September	31,000	$29.31	31,000	Unlimited
October	79,410	$33.05	79,410	Unlimited
November	99,523	$33.30	99,523	Unlimited
December	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 7/30/1998.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10.       Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.       Controls and Procedures

(a)          The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)          The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)         A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Morgan Stanley Emerging Markets Fund, Inc.

By:	/s/	Ronald E. Robison
Name:		Ronald E. Robison
Title:		Principal Executive Officer
Date:		February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 15, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 15, 2008